Confidential Treatment Requested and appropriate disclosure that a certain portion of the Exhibit has been omitted based upon a request for confidential treatment. A confidential portion of this document have been redacted and has been separately filed with the Commission.

SERVICES AGREEMENT

This Agreement (the “Agreement”) is entered into as of November 13, 2012, and effective as of November 15, 2012, between TheStreet, Inc., a Delaware corporation with its principal place of business at 14 Wall Street, 15th Floor, New York, New York 10005 (“TheStreet”) and Remark Media, a Delaware corporation with its principal place of business at 6 Concourse Parkway, Atlanta, GA 30328 (“Remark”, and collectively with TheStreet, the “Parties”) .

1.         License Grant by Remark. Remark grants to TheStreet an exclusive, worldwide, royalty free, during the Term, right and license to use, reproduce, distribute, exhibit, display certain materials made available by Remark to TheStreet (“Remark Materials”), including but not limited to the Remark Sites (“Sites”) listed on Exhibit A, and all trademarks, logos, service marks, other brand elements and content pertaining to the Sites, other than content that requires a third party’s consent to sub-license.  With respect to Remark Materials consisting of trademarks, logos, trade names and service marks (“Marks”), TheStreet will use such Marks according to Remark’s reasonable usage guidelines and instructions made available to TheStreet from time to time, and Remark may terminate this license for material breach if TheStreet violates such usage guidelines, following written notice detailing such violation and subject to the cure period described below.

2.         Sites.  Remark will host the Sites, provided that TheStreet may take over hosting of the Sites and thereby reduce costs upon mutual consent. The Parties will execute any documentation that reasonably may be required by Nielsen, comScore or other Web traffic measurement companies to report the Web traffic of the Sites as being traffic on TheStreet’s network.

3.         Advertising.   TheStreet has the exclusive right to sell and serve advertisements and e-commerce on the Sites and may display advertising promoting TheStreet’s premium subscription products (“Premium Product Advertising” and collectively with display and other Advertising for the Sites, “Advertising”), subject to the guidelines and revenue share set forth in the business plan listed on Exhibit B (the “Business Plan“)

4.         Support by TheStreet.  TheStreet shall provide to the Sites at least:

(a)        ******** articles of personal finance content ******** (“TheStreet Content”), as well as edit support for content supplied to Remark by its partners;

(b)        reasonable promotional advertisements and links on TheStreet’s sites to drive traffic to the Sites;

(c)        ******** support from TheStreet’s marketing and promotions departments; and

(d)        financial record-keeping for the revenue and costs of the Sites.

4.2        ********

**********THIS PORTION OF THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

4.3                    Audit Right.  Remark shall have the right to visit TheStreet’s offices during normal business hours and review the financial record-keeping for the revenues and costs of the Sites. TheStreet shall have the right to visit Remark’s offices during normal business hours and review the financial record-keeping for the Direct Revenue (as such term is defined in the Business Plan).

5.         Representations, Warranties, and Covenants.  Each party represents, warrants and covenants that: (a) it has the right, including all necessary licenses and consents, to perform its obligations hereunder and to grant the rights granted herein;  (b) with respect to Remark, the Remark Materials, and with respect to TheStreet, TheStreet Content and the Advertising, do not infringe, violate or misappropriate the copyright, trademark, patent or other proprietary or personal right of any third party, are not lewd, pornographic or obscene, do not contain or promote illegal activity, do not promote or sell products or services pertaining to alcohol, tobacco, gambling, firearms or pornography, and do not solicit end users through the use of unsolicited commercial electronic messages; and (c) with respect to Remark, the Remark Materials, and with respect to TheStreet, TheStreet Content and the Advertising do not contain material that is libelous, defamatory or an infringement of any right of privacy or that is otherwise contrary to law.

6.         DISCLAIMER.  EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATIONS AND WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

7.         Mutual Indemnification.  Each party shall defend, indemnify, and hold harmless the other party, its current and former affiliates, its and their respective current and former officers, directors, employees, representatives, and the successors and assigns, from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) associated with or incurred as a result of any claim, action, or proceeding brought by a third party arising out of or relating to (i) any breach of such Party’s representations, warranties, covenants and obligations under this Agreement; (ii) with respect to TheStreet, its unauthorized use or modification of the Remark Materials; (iii) such Party’s gross negligence or willful misconduct in performing its obligations under this Agreement; or (iv) such Party’s failure or alleged failure to comply with all applicable laws; provided each Party shall promptly notify the other Party in writing of any such claim, action or proceeding,  promptly give the other Party the opportunity to assume sole control of the defense or settlement of such claim, action or proceeding and give the other Party all necessary information and assistance (at the other Party’s sole expense) in connection with such defense and settlement.  Either Party shall have the right to retain counsel and participate in such defense or settlement.  Neither Party shall settle any matter subject to indemnification without the prior written consent of the other Party; provided, however, that such consent shall not be required if the settlement will not impose any restriction or liability on the other Party that is not fully discharged.

8.         LIMITATION OF LIABILITY.  NEITHER PARTY WILL BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR RELIANCE DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT EXCEED THE GREATER OF (A) $50,000 AND (B) THE TOTAL AMOUNT PAID BY THESTREET TO REMARK UNDER THE AGREEMENT DURING THE 12 MONTHS PRIOR TO THE INCIDENT FIRST GIVING RISE TO SUCH LIABILITY, PROVIDED THAT SUCH LIMITATION WILL NOT APPLY TO A PARTY’S: (A) BREACH OF CONFIDENTIALITY, (B) INDEMNIFICATION OBLIGATIONS, OR (C) WILLFUL AND KNOWING MISCONDUCT.

9.         Term and Termination.  The term of this Agreement expires on December 31, 2014.  Commencing on May 31, 2013, either Party may terminate this Agreement (i) upon 60 days written notice for any reason; and ********.  Within 15 days of the end of the calendar month in which the effective date of termination occurs, TheStreet shall remit payments owed to Remark through the effective date of termination and each Party shall return or destroy all Confidential Information of the other Party.  Written notice shall be provide to:

********

10.        Confidentiality.  Unless required by law, neither Party will disclose Confidential Information (as defined below) to third parties nor use it for any purpose other to perform its duties or enforce its rights under this Agreement. “Confidential Information” means any confidential or proprietary information, including, without limitation, the terms of this Agreement, business and financial information, customer lists, advertiser lists and advertising rates and any information that is of a nature or disclosed under circumstances that a reasonable person would know to treat as confidential.  Confidential Information excludes information in the public domain, independently developed without the use of the other’s confidential information, or provided by a third party who is not bound by obligations of confidentiality.   If either party is requested to disclose Confidential Information (by subpoena or regulatory body or other request), such party will (i) notify the other before making disclosures, (ii) cooperate with the other to limit or afford confidential protection to such disclosures, and (iii) only disclose such amounts of Confidential Information as it is required to disclose by law.

11.         Miscellaneous.  This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings, representations, negotiations and agreements, whether oral or written, regarding such subject matter.  This Agreement shall be construed in accordance with the internal substantive laws of the State of New York, without regard to its conflict of laws provisions.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT SUCH PARTY HAVE TO OBTAIN A TRIAL BY JURY WITH RESPECT TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.

THESTREET, INC.	REMARK MEDIA

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

**********THIS PORTION OF THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit A

Remark Sites

Dimespring.com

Banks.com

Irs.com

Filelater.com

Exhibit B

Business Plan

1.         *********

2.         Advertising Revenue Share and Guidelines.  ********

3.         TheStreet Content.  ********

4.         ********

**********THIS PORTION OF THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT